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                   THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE
                    SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE
                SECURITIES LAW, AND NO INTEREST IN IT MAY BE OFFERED,
                       SOLD, DISTRIBUTED, ASSIGNED, PLEDGED OR
                    OTHERWISE TRANSFERRED ABSENT SUCH REGISTRATION
                 (OR THE AVAILABILITY OF AN EXEMPTION THEREFROM) AND
                 COMPLIANCE WITH THE OTHER CONDITIONS OF THIS WARRANT


                           ________________________________


                             PURCHASE WARRANT CERTIFICATE

                                      Issued to:

                                     PETER LOFTIS

                               Exercisable to Purchase

                            100,000 Shares of Common Stock


                                          of


                              ATHENA MEDICAL CORPORATION






                             Void after December 29, 2000




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This Warrant Certificate certifies that, for value received and subject to the terms and conditions set forth below, the Warrantholder is entitled to purchase, and the Company agrees to sell and issue to the Warrantholder, at any time on or before December 29, 2000, up to 100,000 Shares at the Exercise Price.

This Warrant is issued subject to all the following terms and conditions:

1. DEFINITIONS OF CERTAIN TERMS: Except as may be otherwise clearly required by the context:

    (a)  COMMON STOCK means the $0.01 par value common stock of the Company.
    (b)  COMPANY means ATHENA Medical Corporation, a Nevada corporation.
    (c) EXERCISE PRICE means the price at which the Warrantholder may purchase one Share (or Securities obtainable in lieu of one Share) upon exercise of this Warrant as determined from time to time pursuant to the provisions hereof. The Exercise Price is $2.88 per Share.
    (d) SECURITIES means the Shares obtained or obtainable upon exercise of this Warrant or securities obtained or obtainable upon exercise, exchange or conversion of such Shares.
    (e) SHARE shall mean one share of Common Stock for which this Warrant is initially exercisable.
    (f)  WARRANT CERTIFICATE means this certificate evidencing the Warrant.
    (g) WARRANTHOLDER means the record holder of the Warrant or Securities. The Warrantholder is PETER LOFTIS.
    (h) WARRANT means the warrant evidenced by this certificate or any certificate obtained upon permitted transfer or partial exercise of the Warrant evidenced by any such certificate.
    (i)  REQUIRED CONDITION means this Warrant is valid as follows:
              -    the first 33,333 Shares are exercisable immediately;
              - the next 33,333 Shares are exercisable on or after May 6, 1996;
              - the last 33,334 Shares are exercisable after November 6, 1996; but
              - if the Consulting Agreement of November 6, 1995 between the Company and the Warrantholder is terminated for any reason or no reason prior to November 6, 1996, the right to purchase those Shares which are not exercisable as of the date of such termination shall automatically terminate. Termination of the Consulting Agreement will not terminate the right to purchase Shares which are then exercisable.

2. EXERCISE OF WARRANT. Subject to the Required Condition, all or any part of this Warrant may be exercised at any time on or before 5 p.m. Pacific Time on December 29, 2000 by surrendering this Warrant Certificate, together with appropriate instructions, duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney, at the office of the Company, 10170 SW Nimbus, Suite H-1, Portland, Oregon 97223, or at such other office or agency as the Company may designate. Upon receipt of notice of exercise, the Company shall as promptly as practicable instruct its transfer agent to prepare certificates for the Securities to be received by the Warrantholder upon completion of the exercise. When such certificates are prepared, the Company shall notify the Warrantholder and deliver such certificates to the Warrantholder or as per the Warrantholder's instructions immediately upon payment in full by the Warrantholder, in

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    lawful money of the United States, of the Exercise Price payable with respect to the Securities being purchased.

    The Securities to be obtained on exercise of this Warrant will be deemed to have been issued, and the Warrantholder will be deemed to have become a holder of record of those Securities, as of the date of full payment of the Exercise Price.

    If fewer than all the Securities purchasable under this Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof), in form and tenor similar to this Warrant Certificate, evidencing that portion of this Warrant not exercised.

3. TERMINATION UPON MERGER OR SALE. If the Company proposes to merge with or into another company (other than for the sole purpose of reincorporating the Company in another jurisdiction), to otherwise reorganize, consolidate, reclassify or make any other change in the Company's capital structure, to partially or completely liquidate, or to sell all or substantially all the Company's assets, the Company will give at least 30 days' prior written notice thereof to the Warrantholder. To the extent the Warrantholder does not fully exercise this Warrant within such 30 days, then this Warrant shall automatically terminate upon consummation of such merger, change, liquidation or sale, and the Warrantholder will have no further rights under this Warrant.

4. ADJUSTMENTS IN CERTAIN EVENTS. The number, class and price of Securities for which this Warrant may be exercised are subject to adjustment from time to time upon the occurrence of certain events as follows:

    (a) If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock for which this Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of the Company's Common Stock are combined into a smaller number of shares, the number of shares of Common Stock for which this Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased.

    (b) If holders of the Company's outstanding shares of Common Stock receive, or (on or after the record date fixed for determination of eligible shareholders) become entitled to receive, without payment or other consideration therefor, other or additional stock of the Company by way of dividend, then the Warrantholder will, upon exercise of this Warrant, be entitled to receive, without payment of additional consideration therefor, the amount of such other or additional Common Stock of the Company which the Warrantholder would hold on the date of such exercise had the Warrantholder been the record holder of such exercised Common Stock on the date of receipt or entitlement to receipt of the stock dividend, giving effect to any adjustments prior to exercise as required by Section 4(a).

    (c) When any adjustment is required to be made in the number of shares of Common Stock purchasable upon exercise of this Warrant, the Company will promptly determine the


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         new number of such shares purchasable upon exercise of this Warrant, and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new number of such shares, and (ii) cause a copy of such statement to be mailed to the Warrantholder within 30 days after the date of the event giving rise to the adjustment.

    (d) No fractional shares of Common Stock or other Securities will be issued in connection with exercise of this Warrant or in connection with any adjustment pursuant to this Section 4. The number of full shares issuable shall be determined by the Board of Directors of the Company or by the terms of any assumption or substitution documents, and any such determination shall be binding and conclusive.

5. RESERVATION OF SHARES. The Company agrees that the number of shares of Common Stock or other Securities sufficient to provide for exercise of this Warrant upon the basis set forth above will at all times during this term of this Warrant be reserved for exercise.

6. NO RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein, the Warrantholder will not, by virtue of ownership of this Warrant, be entitled to any rights of a shareholder of the Company.

7. TRANSFER OF WARRANT. This is not a bearer warrant, and it may not be sold, assigned, encumbered or otherwise transferred (except by will or the laws of intestacy) without the prior written consent of the Company and compliance with applicable securities laws in accordance with Section 8.

8. COMPLIANCE WITH SECURITIES LAWS. By accepting this Warrant, the Warrantholder represents, acknowledges and agrees that:

    (a) This Warrant, and the Securities if the Warrant is exercised, are purchased only for investment, for the Warrantholder's own account, and without any present intention to sell or distribute this Warrant or the Securities. The Warrantholder further acknowledges that the Securities will not be issued pursuant to any exercise of this Warrant unless the exercise and the issuance and delivery of such Securities shall comply with all relevant provisions of law, including without limitation the Securities Act of 1933, as amended (the "1933 Act"), and other federal and state securities laws and regulations, and the requirements of any stock exchange upon which the Securities may then be listed.

    (b) This Warrant and the Securities have not been registered under the 1933 Act or any state securities law and accordingly will not be transferrable except as permitted under an exemption contained in the 1933 Act and applicable state law, or upon satisfaction of the registration and prospectus delivery requirements of the 1933 Act. Therefore, the Securities (and this Warrant, unless earlier terminated) must be held indefinitely unless subsequently registered under the 1933 Act and applicable state law or an exemption from such registration is available. The Warrantholder understands that the certificate(s) evidencing the Securities will be imprinted with a legend which will prohibit the transfer thereof unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required.


Page 4 - Warrant Certificate


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9.  MISCELLANEOUS.  No amendment, waiver, termination or other change to this
    Warrant or any term of it will be effective unless set forth in a writing signed by the party sought to be bound. The captions heading the Sections of this Warrant are inserted for convenience of reference only, and are not to be used to define, limit, construe or describe the scope or intent of any term, provision or section of this Warrant. Any notices required or permitted under this Warrant must be in writing and will be deemed to have been given when personally delivered to a party or 48 hours after deposit in the United States Mail, first class postage prepaid by both first class and certified mail, return receipt requested, or 48 hours after delivery to a recognized national overnight carrier, with overnight shipping charges paid, and addressed to such party as follows:

    If to the Company:            ATHENA Medical Corporation
                                  10170 SW Nimbus Ave., Suite H-1
                                  Portland, OR  97223
                                  Attn: William H. Fleming, President

    If to the Warrantholder:      Peter Loftis
                                  6000-A Sawgrass Village Circle
                                  Ponte Vedra, FL  32082

    or such other address as a party may specify by a notice in writing, given in the same manner.

10. NOTICE TO FLORIDA WARRANTHOLDER. If sales of the Common Stock of the Company, including the Securities, are consummated with five or more persons in the state of Florida, the Warrantholder may, at the Warrantholder's option, void the Warrantholder's purchase under this Warrant within three days after the first tender of consideration is made by the Warrantholder to the Company, an agent of the Company, or an escrow agent.

11. APPLICABLE LAW. This Warrant will be governed by and construed in accordance with the laws of the state of Oregon, without reference to conflict of laws principles thereunder. All disputes relating to this Warrant shall be tried before federal or state courts located in Multnomah County, Oregon, to the exclusion of all other courts that might have jurisdiction.


DATED as of December 29, 1995.


ATHENA MEDICAL CORPORATION


By   /s/ William H. Fleming
   -------------------------------------
    William H. Fleming, President


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